Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

FINAL ORDER ESTABLISHING
PROCEDURES FOR TRADING IN CLAIMS AND EQUITY SECURITIES

     This matter coming before the Court on the Motion of Debtors and Debtors in Possession for Interim and Final Orders Establishing Notice and Hearing Procedures for Trading in Claims and Equity Securities (Docket No. 26) (the “Motion”), filed by the debtors and debtors in possession in the above-captioned cases (collectively, the “Debtors”); the Court having reviewed the Motion and the Affidavit of Michael J. Burns filed in support of the Debtors’ first day papers (Docket No. 3) (the “Affidavit”); the Court having reviewed the Objections that were filed to the Motion (including Docket Nos. 61, 63, 64, 614, 622, 625, 664 and 701) (collectively, the “Objections”); American Real Estate Holdings having agreed to dismiss its appeal from this Court’s interim order of April 4, 2006 upon this Order becoming final and non-appealable; and the Court having considered the statements of counsel and evidence adduced with respect to the Motion at hearings before the Court on March 6, 2006, March 29, 2006 and August 9, 2006 (collectively, the “Hearings”); the Court finding that (a) the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334, (b) this is a core proceeding pursuant to 28 U.S.C. § 157(b)(2), (c) notice of the Motion and the Hearings was sufficient under the circumstances and (d) in light of the circumstances, the requirements of Local Bankruptcy Rule 9013-1(b) that a separate memorandum of law be filed in support of the Motion is waived; and the Court having determined that the legal and factual bases set forth in the Motion and the Affidavit and at the Hearings establish just cause for the relief granted herein as further set forth in the records of the Hearings;
     IT IS HEREBY ORDERED THAT:
     1. The Motion, as modified herein, is GRANTED, and the Claims Trading Procedures set forth herein are approved in all respects, on a final basis. The Objections are RESOLVED or, to the extent not resolved, they are OVERRULED. The notice and trading procedures relating to trading in Dana’s equity securities as set forth in the Interim Order Establishing Notice and Hearing Procedures for Trading in Claims and Equity Securities, entered on March 6, 2006 (D.I. 91) (the “Interim Order”) are not altered or abrogated by this Order except as specifically set forth in Exhibit G attached hereto; such procedures, as modified herein, shall remain in full force and effect and are approved in all respects on a final basis. Most capitalized terms are defined in this Order (the “Final Order”) the first time they are used; all defined terms are listed in Paragraph 12 below.
     2. All requirements contained in any previous Orders of the Court that Beneficial Claimholders report their holdings are hereby superseded and replaced by the terms of this Final Order, and the procedures set forth below shall govern. Each Substantial Claimholder (as defined below) shall be, and hereby is, ordered and directed to (a) report its holdings as directed in the various notices as set forth below and (b) “sell-down” its holdings of Claims to the extent required below.
     3. The following Claims Trading Procedures shall apply in the Debtors’ chapter 11 cases prior to the consummation of a 382(l)(5) Plan:

(a)	Notice of 382(l)(5) Plan and Disclosure Statement. The proponent of any 382(l)(5) Plan (the “Plan Proponent”) shall, upon filing a Disclosure Statement with respect to such plan, simultaneously file with the Court and further publish and serve in the manner specified in Paragraph 8 below a separate notice (“Disclosure Statement Notice”) in substantially the form attached as Exhibit A. The Disclosure Statement Notice shall (i) state that a 382(l)(5) Plan has been filed with the Court, (ii) disclose the most current estimate of the Threshold Amount and (iii) set a record date, which shall be 5:00 p.m., New York Time, on the date set by the Court that is ten business days prior to the date set for the hearing on the Disclosure Statement (the “Disclosure Statement Notice Record Date”). Each Beneficial Claimholder who holds more than the Threshold Amount (each, a “Substantial Claimholder”) as of the Disclosure Statement Notice Record Date is hereby ordered and directed to e-mail or fax to counsel to the Debtors, counsel to the Plan Proponent (if not the Debtors) and counsel to the Creditors’ Committee a report in the form attached hereto as Exhibit B (the “Initial Holdings Report”) identifying: (I) the nature and amount of Claims held by such Beneficial Holder as of the Disclosure Statement Notice Record Date (the “Initial Holdings”); and (II) the Protected Amount that is in excess of the Threshold Amount. The Initial Holdings Report shall be subject to the confidentiality provisions set forth in Paragraph 7 below and shall be served in accordance with the preceding sentence no later than three business days prior to the first date set by the Court for the hearing to consider the Disclosure Statement to the e-mail addresses and fax numbers identified on the attached Exhibit B. In the event that the hearing to consider the Disclosure Statement is adjourned or continued, Substantial Claimholders shall not be required to amend or update their Initial Holdings Reports unless, in the event of an adjournment or continuance, the Plan Proponent establishes a new Disclosure Statement Notice Record Date and provides notice thereof, in which case the process above will re-commence.
(b)	Disclosure Statement. The Disclosure Statement shall contain information adequate to permit a party entitled to vote on a 382(l)(5) Plan to determine whether a 382(l)(5) Plan provides greater value than possible alternatives and shall include, without limitation, the following disclosures: (i) the net present value of the projected tax savings of the 382(l)(5) Plan as compared to a 382(l)(6) Plan based on the financial projections included in the Disclosure Statement; (ii) a description of the restrictions on trading with respect to the common stock and any other securities of the reorganized Debtors (the “Affected Securities”) that will be required or imposed under the 382(l)(5) Plan after the Effective Date to preserve such tax savings; (iii) the projected value of the Affected Securities in the aggregate; and (iv) the projected tax savings of the 382(l)(5) Plan as a the percentage of the aggregate value of the Affected Securities. In addition, the Plan Proponent shall promptly (and in any event before the end of the hearing on the Disclosure Statement) disclose on a separate filing with the SEC on Form 8-K (i) the aggregate amount of Initial Holdings (the “Total Initial Holdings”) and (ii) the estimated maximum amount and percentage of the Total Initial Holdings in each class that may be required to be sold-down as provided below. Such disclosures shall be included in the final Disclosure Statement. The foregoing does not limit in any way the right of any party in interest to object to the adequacy of the information in the Disclosure Statement.
(c)	Notice of Claimholder Acceptance of 382(l)(5) Plan. The Plan Proponent shall file with the Court and further publish and serve in the manner specified in Paragraph 8 below, not less than ten days prior to the commencement of the Confirmation Hearing, a notice (the “Pre-Confirmation Notice”) substantially in the form attached hereto as Exhibit C, setting forth: (i) a record date, which shall be 5:00 p.m., New York Time, on date that is ten days prior to the first date set by the Court for the Confirmation Hearing (the “Pre-Confirmation Notice Record Date”); (ii) disclosing whether the largest class of unsecured Claims that includes Unsecured Notes and that will receive Affected Securities has voted to accept the 382(l)(5) Plan in accordance with section 1126(c) of the Bankruptcy Code and (iii) identifying the most current estimate of the Threshold Amount (determined as of the Pre-Confirmation Notice Record Date). Each Beneficial Claimholder who is a Substantial Claimholder (as determined by the Threshold Amount identified in Pre-Confirmation Notice) as of the Pre-Confirmation Notice Record Date is hereby ordered and directed to deliver, via e-mail or fax, a report in the form attached hereto as Exhibit D (the “Final Holdings Report”) identifying the nature and amount of Claims held by such Beneficial Holder as of the Pre-Confirmation Notice Record Date (the “Final Holdings”). The Final Holdings Report shall be subject to the confidentiality provisions set forth in Paragraph 7 below and shall be served on counsel to the Debtors, counsel to the Plan Proponent (if not the Debtors) and counsel to the Creditors’ Committee no later than the date that is two days prior to the first date set by the Court for the Confirmation Hearing to the e-mail addresses and fax numbers identified on the attached Exhibit B. For any Substantial Claimholder who did not serve an Initial Holdings Report, the Final Holdings Report shall also contain such Substantial Claimholder’s Protected Amount that is in excess of the Threshold Amount. In the event that the Confirmation Hearing is adjourned or continued, Substantial Claimholders shall not be required to amend or update their Final Holdings Reports unless, in the event of an adjournment or continuance, the Plan Proponent establishes a new Pre-Confirmation Notice Record Date and provides notice thereof, in which case the process above will re-commence.

(d)	Sell-Down Notice. If the Court confirms the 382(l)(5) Plan and the largest class of unsecured Claims that includes Unsecured Notes and that will receive Affected Securities under the 382(l)(5) Plan on account of allowed Claims in such class has voted to accept the 382(l)(5) Plan in accordance with section 1126(c) of the Bankruptcy Code, the Plan Proponent shall serve a notice substantially in the form attached hereto as Exhibit E (the “Sell-Down Notice”) by overnight delivery service within the United States upon counsel to the Debtors, counsel to the Plan Proponent (if not the Debtors), counsel to the Creditors’ Committee and each Substantial Claimholder (as of the Pre-Confirmation Notice Record Date) within three business days after the entry of the order confirming the 382(l)(5) Plan. The Sell-Down Notice shall (i) state that (I) the 382(l)(5) Plan has been confirmed and (II) the largest class of unsecured Claims that includes Unsecured Notes and that will receive Affected Securities under the 382(l)(5) Plan on account of allowed Claims in such class has voted to accept the 382(l)(5) Plan in accordance with section 1126(c) of the Bankruptcy Code; (ii) contain the results of the calculations described in Paragraph 4 below, including the calculation of the Maximum Amount and the information used to perform all such calculations to the extent that the Plan Proponent is not required by this Order or other confidentiality restrictions to keep such information confidential; and (iii) provide notice that, pursuant to this Final Order, each Substantial Claimholder is ordered and directed to comply with the Sell-Down Procedures (set forth in Paragraph 4 below) before the Effective Date.
(e)	The Effective Date of any 382(l)(5) Plan shall not be earlier than 30 calendar days after the Confirmation Date.
     4. Sell-Down Procedures. If and only to the extent that (a) a 382(l)(5) Plan is confirmed by this Court; and (b) the largest class of unsecured Claims that includes Unsecured Notes and that will receive Affected Securities under the 382(l)(5) Plan on account of allowed Claims in such class has voted to accept the 382(l)(5) Plan in accordance with section 1126(c) of the Bankruptcy Code,1 then, to the extent necessary to effectuate the 382(l)(5) Plan, each Beneficial Claimholder who is, as of the Pre-Confirmation Notice Record Date, a Substantial Claimholder (other than a Permitted Substantial Claimholder whose Claims shall not be required

[1]	The Plan Proponent shall not classify the claims of American Real Estate Holdings, to the extent that it is a Substantial Claimholder as of the Disclosure Statement Notice Record Date, in a separate class either by themselves or solely with the claims of other Substantial Claimholders if the sole and exclusive reason that such separate classification is proposed is because American Real Estate Holdings has the status of a Substantial Claimholder.

to be sold as part of the Sell-Down pursuant to Section 4(b) below), is hereby ordered and directed to comply with the following sell-down procedures (the “Sell-Down Procedures”):
(a)	The Maximum Amount. The Plan Proponent shall calculate the maximum amount of Claims that may be held, as of the Effective Date of the 382(l)(5) Plan, by a Substantial Claimholder that was a Substantial Claimholder as of the Pre-Confirmation Notice Record Date (the “Maximum Amount”) as follows:
(i)	Based upon the information provided by the Substantial Claimholders in the Final Holdings Reports, the Plan Proponent, in consultation with the Debtors (if not the Plan Proponent) and the Creditors’ Committee, shall calculate the total amount of Claims that all Substantial Claimholders must sell to effectuate the 382(l)(5) Plan assuming that all Incremental Holdings will be sold prior to any Sell-Down of Claims held by the Substantial Claimholders prior to the Disclosure Statement Notice Record Date and taking into account in its determination the portion of Claims held by Substantial Claimholders that the Plan Proponent reasonably concludes (based on evidence furnished by the Substantial Claimholders) have not existed since a date that was 18 months before the Petition Date and that are not “ordinary course” claims, within the meaning of Treasury Regulations section 1.382-9(d)(2)(iv) (the “Sell-Down Amount”).

(ii)	If the Sell-Down Amount is less than or equal to the Total Incremental Holdings, the Plan Proponent shall calculate the amount of each Substantial Claimholder’s pro rata share of the Sell-Down Amount (i.e., the Sell-Down Amount multiplied by a fraction, the numerator of which is the Substantial Claimholder’s Incremental Holdings and the denominator of which is the Total Incremental Holdings);

(iii)	If the Sell-Down Amount exceeds Total Incremental Holdings, then, the Plan Proponent shall calculate for each Substantial Claimholder the amount of such Substantial Claimholder’s pro rata share of such excess (i.e., the total amount of such excess multiplied by a fraction, the numerator of which is such Substantial Claimholder’s Initial Holdings minus the Threshold Amount and the denominator of which is the Total Initial Holdings in excess of the Threshold Amount of all Substantial Claimholders) and add to that the amount of such Substantial Claimholder’s Incremental Holdings; and

(iv)	For each Substantial Claimholder, the Plan Proponent shall subtract from the total Claims held by such Substantial

Claimholder (as reported in the Final Holdings Report) such Substantial Claimholder’s share of the Sell-Down Amount calculated in accordance with clauses (ii) or (iii) above, as applicable. The difference shall be the Maximum Amount.
(b)	Sell-Down. Prior to the Effective Date, each Substantial Claimholder shall sell an amount of Claims equal to its share of the Sell-Down Amount or such other amount necessary so that no Substantial Claimholder shall, as of the Effective Date, hold Claims in excess of the Maximum Amount for such claimholder (the “Sell-Down”); provided, however, that notwithstanding anything to the contrary in this Final Order, no Beneficial Claimholder shall be required to sell any Claims if such sale would result in such Beneficial Claimholder having Beneficial Ownership of an aggregate amount of Claims that is less than such Beneficial Claimholder’s Protected Amount. Each Substantial Claimholder shall sell or otherwise transfer its Claims subject to the Sell-Down to unrelated persons or entities; provided further that the Substantial Claimholder shall not have a reasonable basis to believe (with no duty of inquiry on the Substantial Claimholder’s part) that such person or entity would own, immediately after the contemplated consummation of such transfer, an amount of Claims in excess of the Maximum Amount for such claimholder.

(c)	Objections to Sell-Down Notices. A Substantial Claimholder who has complied with the notice procedures contained in paragraph 3 may, no later than 10 calendar days from service of the Sell-Down Notice, object to the manner in which the Maximum Amount or the Sell-Down Amount specified in a Sell-Down Notice were calculated or on the grounds that such notice contained a mathematical error that would result in requiring the Substantial Claimholder to reduce its ownership below the Maximum Amount or the Protected Amount for such Substantial Claimholder. In connection with any such objection, the Substantial Claimholder shall disclose its holdings to counsel to the Debtors, counsel to the Plan Proponent (if not the Debtors) and counsel to the Creditors’ Committee as of the time of the filing of the objection and as of the time of any hearing on such objection. The Plan Proponent may serve a new Sell-Down Notice by overnight delivery service within the United States correcting such errors; any Substantial Claimholder required to sell additional Claims as a result of such correction shall have 20 calendar days from service of any new Sell-Down Notice to effect the additional Sell-Down.

(d)	Notice of Compliance. A Substantial Claimholder subject to the Sell-Down shall, before the Effective Date and as a condition to receiving Affected Securities, deliver to counsel to the Debtors and counsel to the Plan Proponent (if not the Debtors) a written statement substantially in the form of Exhibit F hereto that such Substantial Claimholder has complied with the terms and conditions set forth in this Paragraph 4 and that such

Substantial Claimholder will not hold Claims, as of the Effective Date, in an amount in excess of the Maximum Amount for such Substantial Claimholder (the “Notice of Compliance”).

(e)	Applicable Authority. For the avoidance of doubt, section 382 of the Internal Revenue Code, the Treasury Regulations promulgated thereunder and all relevant Internal Revenue Service and judicial authority shall apply in determining whether the Claims of several persons and/or Entities must be aggregated when testing for Substantial Claimholder status. For these purposes and except as specifically provided with respect to Claims ownership in the Treasury Regulations, the rules and authority identified in the preceding sentence shall be treated as if they applied to Claims in the same manner as they apply to stock.

(f)	Subsequent Substantial Claimholders. Any Beneficial Claimholder that becomes a Substantial Claimholder after the date on which Final Holdings Reports are due as specified in Paragraph 3(c) above shall be required to comply with all of the Sell-Down procedures and sanctions established in Paragraphs 4 and 6 of this Order. Any such Beneficial Claimholder’s Maximum Amount shall be equal to the Threshold Amount.
     5. Claimholder Participation. To permit reliance by the Plan Proponent on Treasury Regulation section 1.382-9(d)(3), any Beneficial Claimholder that participates in formulating any chapter 11 plan of reorganization of or on behalf of the Plan Proponent (which shall include, without limitation, making any suggestions or proposals to the Plan Proponent or their advisors with regard to such a plan), shall not, and shall not be asked to, disclose (or otherwise make evident unless compelled to do so by an order of a court of competent jurisdiction or some other applicable legal requirement) to the Plan Proponent that any Claims in which such Beneficial Claimholder has a beneficial ownership are Newly Traded Claims (the “Participation Restriction”); provided, however, that notwithstanding any other provision of this Final Order, no remedy or sanction shall be imposed on or with respect to any alleged non-willful violation of this Participation Restriction without a further final determination by the Bankruptcy Court that such remedy or forfeiture is fair and equitable to all parties, including the Beneficial Claimholder under the circumstances. For this purpose, the Plan Proponent acknowledges and agrees that the following activities shall not, where in pursuing such activities the relevant Beneficial Claimholder does not disclose (or otherwise make evident) to the Plan Proponent that such Beneficial Claimholder has beneficial ownership of Newly Traded Claims, constitute a violation of the Participation Restriction: (a) filing an objection to a proposed disclosure statement or to confirmation of a proposed plan of reorganization; (b) negotiating the terms of, or voting to accept or reject, a proposed plan of reorganization; (c) reviewing or commenting on a proposed business plan; (d) membership on the Creditors’ Committee or other official or ad hoc committee; (e) providing information other than with respect to its Claims to the Debtors or other Plan Proponent on a confidential basis; or (f) taking any action required by this Final Order. Any Claimholder found by the Court to have violated the Participation Restriction, and who, as a result, would prevent the Debtors from implementing a 382(l)(5) Plan, shall be required to dispose of Newly Traded Claims of which such Entity has Beneficial Ownership in the manner specified in Paragraph 4(b) above and shall be subject to the Forfeiture Remedy described in Paragraph 6 below.
     6. Sanctions for Noncompliance. If any Substantial Claimholder fails to comply with the Sell-Down applicable to it, such Substantial Claimholder shall not be entitled to receive Beneficial Ownership of any Affected Securities in connection with the implementation of the 382(l)(5) Plan with respect to any Claims required to be sold pursuant to a Sell-Down Notice. Any Substantial Claimholder that violates this Final Order shall be required to forfeit the Affected Securities (the “Forfeiture Remedy”). The Plan Proponent and the Debtors (if not the Plan Proponent) may seek to enforce the Forfeiture Remedy, on notice to the Entity upon whom such sanctions are sought to be imposed, on an expedited basis. The Plan Proponent and the Debtors (if not the Plan Proponent) also reserve the right to seek from this Court, on an expedited basis, other sanctions or damages for a willful violation of this Final Order, on notice to the Entity upon whom such sanctions are sought to be imposed, including, but not limited to damages for loss of any tax benefits caused by such violation and any injunction or other relief necessary or appropriate to remedy such violation. Any distribution of Affected Securities pursuant to the implementation of the 382(l)(5) Plan that is precluded by an order enforcing the Forfeiture Remedy (the “Forfeited Equity”) shall be void ab initio. Any Entity that receives Forfeited Equity shall, immediately upon becoming aware of such fact, return the Forfeited Equity to the reorganized Debtors or, if all of the shares properly issued to such Entity and all or any portion of such Forfeited Equity have been sold prior to the time such Entity becomes aware of such fact, such Entity shall return to the reorganized Debtors (a) any Forfeited Equity still held by such Entity and (b) the proceeds attributable to the sale of Forfeited Equity. Any Entity that receives Forfeited Equity and fails to comply with the preceding sentence shall be subject to such additional sanctions as the Court may determine. The reorganized Debtors shall distribute any Forfeited Equity in accordance with the 382(l)(5) Plan.
     7. Confidentiality. The Initial Holdings Report, the Final Holdings Report, the Sell-Down Notices and the Notice of Compliance, and the information contained therein, shall be treated as confidential information and shall be available only to the Debtors and counsel and financial or tax advisors to: (a) the Debtors; (b) the Plan Proponent (if not the Debtors) and (c) the Creditors’ Committee. Each recipient of any Initial Holdings Report, Final Holdings Report, Sell-Down Notice and the Notice of Compliance (or similar notices provided under the Interim Order or this Final Order) shall keep the information contained therein confidential and shall not disclose such information to any person or entity (including, without limitation, any member of the Creditors’ Committee) unless required to produce it in a legal proceeding or subject to further Court order.
     8. Notice. Any notices required to be published under this Final Order shall be published in the Bloomberg newswire service, the national edition of The Wall Street Journal, the Financial Times and the Toledo Blade and filed on Form 8-K with the SEC. All notices required to be served shall be served on the following parties via electronic mail if an e-mail address is known, or by overnight mail if an e-mail address is not known: (a) counsel to the Administrative Agent for the Debtors’ postpetition lenders; (b) counsel to the Creditors’ Committee and any other official committees appointed in these cases; (c) counsel to the ad hoc committee of bondholders; (d) the transfer agents or indenture trustees for Dana’s common stock, bonds, notes or debentures; (e) all parties who have filed notices of transfers of claims under Bankruptcy Rule 3001(e)(i) or notices indicating that they are Substantial Claimholders; (f) the Debtors and their counsel; and (g) the Plan Proponent (if not mentioned above) and its counsel. In addition, such notices shall be served on the office of the United States Trustee for the Southern District of New York by overnight mail and not by e-mail.
     9. The requirements set forth in this Final Order are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate and other laws, and do not excuse compliance therewith.
     10. Upon entry of this Final Order, the Debtors shall file a copy of this Final Order on Form 8-K with the SEC and shall serve a copy on (a) each party who has previously identified itself as a Substantial Claimholder, (b) counsel for each party who has appeared on the record at any of the hearings held in connection with this Final Order or any order relating to the same subject matter and (c) parties identified on the General Service List and the Special Service

List in these cases. The Debtors also shall describe this Final Order in any report filed with the SEC on Forms 10-Q or 10-K.
     11. The Court shall retain jurisdiction to interpret, enforce, aid in the enforcement of and resolve any disputes or matters related to any of the provisions of this Order.
     12. For purposes of this Final Order, the following definitions shall apply:
a)	“382(l)(5) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code that provides for or contemplates the use of net operating loss carryforwards and other tax attributes under Section 382(l)(5) of the Internal Revenue Code and that restricts transfers of Beneficial Ownership of Affected Securities for not less than two years after the reorganization in order to avoid an “ownership change,” as such term is defined in the Internal Revenue Code and regulations promulgated thereunder.

b)	“382(l)(6) Plan” means a plan of reorganization for the Debtors under chapter 11 of the Bankruptcy Code that provides for or contemplates the use of net operating loss carryforwards and other tax attributes under, and subject to the limitations of, Section 382(l)(6) of the Internal Revenue Code.

c)	“Affected Securities” has the meaning given to it in Paragraph 3(b) above.

d)	“Affidavit” has the meaning given to it in the introductory paragraph hereof.

e)	“Applicable Percentage” means, if only one class of Affected Securities is to be issued pursuant to the terms of a 382(l)(5) Plan, 4.75% of the number of such shares that the Debtors reasonably estimate will be issued at the effective date of such 382(l)(5) Plan. If more than one class of Affected Securities is to be distributed pursuant to the terms of a 382(l)(5) Plan, the Applicable Percentage shall be determined by the Plan Proponent in its reasonable judgment and after consultation with counsel for the Creditors’ Committee in a manner consistent with the estimated range of values for the equity to be distributed reflected in the valuation analysis set forth in the Disclosure Statement, and shall be expressed in a manner that makes clear how many shares of common equity would constitute the Applicable Percentage.

f)	“Beneficial Ownership” of claims shall be determined in accordance with applicable rules under Section 382 of the Internal Revenue Code and regulations promulgated thereunder, as if such rules applied to Claims in the same manner as they apply to equity except to the extent inconsistent with rules and regulations specifically applicable to the ownership of Claims.

g)	“Beneficial Claimholders” means those Entities that have Beneficial Ownership of Claims.

h)	“Claim” shall have the meaning ascribed to that term in section 101(5) of the Bankruptcy Code and includes, without limitation, a lessor’s right to any current or future payment under or arising out of any lease with respect to which any Debtor is a lessee.

i)	“Claims Trading Procedures” means the procedures regarding the trading of Claims set forth in Paragraph 3 above.

j)	“Court” means the United States Bankruptcy Court for the Southern District of New York.

k)	“Confirmation Date” means the date on which the Court enters an order confirming a 382(l)(5) Plan.

l)	“Confirmation Hearing” means a hearing held before this Court on the confirmation of the 382(l)(5) Plan pursuant to section 1129 of the Bankruptcy Code.

m)	“Creditors’ Committee” means the official committee of unsecured creditors that has been appointed in these cases, pursuant to section 1102 of the Bankruptcy Code.

n)	“Debtors” has the meaning given to it in the introductory paragraph hereof.

o)	“Disclosure Statement” means a disclosure statement filed with the Court relating to a 382(l)(5) Plan.

p)	“Disclosure Statement Notice” has the meaning given to it in Paragraph 3(a) above.

q)	“Disclosure Statement Notice Record Date” has the meaning given to it in Paragraph 3(a) above.

r)	“Effective Date” means the date on which the 382(l)(5) Plan becomes effective, but in no event less than 30 calendar days from the Confirmation Date.

s)	“Entity” means a person or entity for purposes of the rules under Section 382 of the Internal Revenue Code.

t)	“Final Holdings Report” has the meaning given to it in Paragraph 3(c) above.

u)	“Forfeited Equity” has the meaning given to it in Paragraph 6 above.

v)	“Hearings” has the meaning given to it in the introductory paragraph hereof.

w)	“Incremental Holdings” means the amount, if any, of Claims identified in each Substantial Claimholders’ Final Holdings Report in excess of the greater of (i) the amount contained in each respective Substantial Claimholder’s Initial Holdings Report and (ii) the Threshold Amount as of the Disclosure Statement Notice Record Date.

x)	“Initial Holdings” has the meaning given to it in Paragraph 3(a) above.

y)	“Initial Holdings Report” has the meaning given to it in Paragraph 3(a) above.

z)	“Interim Order” has the meaning given to it in Paragraph 1 above.

aa)	“Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

bb)	“Maximum Amount” has the meaning given to it in Paragraph 4 above.

cc)	“Motion” has the meaning given to it in the introductory paragraph hereof.

dd)	“Newly Traded Claims” means Claims (i) with respect to which an Entity acquired beneficial ownership after the date that was 18 months before the Petition Date; and (b) that are not “ordinary course” claims, within the meaning of Treasury regulations section 1.382-9(d)(2)(iv), of which the same Entity has always had beneficial ownership.

ee)	“Notice of Compliance” has the meaning given to it in Paragraph 4(d) above.

ff)	“Objections” has the meaning given to it in the introductory paragraph hereof.

gg)	“Participation Restriction” has the meaning given to it in Paragraph 5 above.

hh)	“Permitted Substantial Claimholder” means a Substantial Claimholder whom the Plan Proponent reasonably concludes acquired its Claim in the ordinary course of the Debtors’ trade or business (within the meaning of Treasury Regulations section 1.382-9(d)(2)(iv)) and has at all times since the creation of such Claim held the Beneficial Ownership in that Claim.

ii)	“Petition Date” means March 3, 2006.

jj)	“Plan Proponent” has the meaning given to it in Paragraph 3(a) above.

kk)	“Pre-Confirmation Notice” has the meaning given to it in Paragraph 3(c) above.

ll)	“Pre-Confirmation Notice Record Date” has the meaning given to it in Paragraph 3(c) above.

mm)	“Protected Amount” means the amount of Claims of which a Beneficial Claimholder had Beneficial Ownership on the Petition Date, increased by the amount of Claims of which such Beneficial Claimholder acquires Beneficial Ownership pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date minus the amount of Claims that such Beneficial Claimholder sells pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date.

nn)	“SEC” means the Securities and Exchange Commission.

oo)	“Sell-Down” has the meaning given to it in Paragraph 4 above.

pp)	“Sell-Down Amount” has the meaning given to it in Paragraph 4(a) above.

qq)	“Sell-Down Procedures” has the meaning given to it in Paragraph 4 above.

rr)	“Sell-Down Notice” has the meaning given to it in Paragraph 4 above.

ss)	“Substantial Claimholder” means a Beneficial Claimholder who holds more than the Threshold Amount as of the applicable record date and time, as described in Paragraphs 3(a) and 3(c) above.

tt)	“Threshold Amount” means the amount of Claims that are projected by the Plan Proponent, in consultation with the Debtors (if not the Plan Proponent) and the Creditors’ Committee, to entitle the Beneficial Claimholder thereof to become the Beneficial Claimholder of the Applicable Percentage of Affected Securities.

uu)	“Total Incremental Holdings” means the aggregate amount of all of each Substantial Claimholders’ Incremental Holdings.

vv)	“Total Initial Holdings” has the meaning given to it in Paragraph 3(b) above.

ww)	“Unsecured Notes” means the 6.5% Notes due 2008; 6.5% Notes due 2009; 10.125% Notes due 2010; 9.0% Notes due 2011; 9.0% euro-denominated notes due 2011; 5.85% Notes due 2015; 7% Notes due 2028; and 7% Notes due 2029 issued by Dana Corporation.

Dated: August 9, 2006	/s/ Burton R.Lifland
New York, New York	UNITED STATES BANKRUPTCY JUDGE

EXHIBIT A

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF (A) FILING OF DISCLOSURE STATEMENT WITH RESPECT
TO 382(l)(5) PLAN OF REORGANIZATION, (B) THRESHOLD AMOUNT,
(C) DISCLOSURE STATEMENT NOTICE RECORD DATE AND
(D) OBLIGATIONS OF BENEFICIAL CLAIMHOLDERS
     PLEASE TAKE NOTICE OF THE FOLLOWING:
          1. Entry of Final Order Establishing Procedures for Trading in Claims and Equity Securities. On August ___, 2006, the United States Bankruptcy Court for the Southern District of New York entered the Final Order Establishing Procedures for Trading in Claims and Equity Securities (Docket No. [ ]) (the “Final Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Final Trading Order. A copy of the Final Trading Order is available at http://www.dana.bmcgroup.com.
          2. Notice of Filing of Disclosure Statement with Respect to 382(l)(5) Plan of Reorganization. On [Date], [name of plan proponent] (the “Plan Proponent”) filed a disclosure statement (Docket No. [ ]) with respect to the [caption of plan] (Docket No. [ ]) (the “Plan”). The Plan is a 382(l)(5) Plan, as defined in the Final Trading Order and has been filed with the Court.

          3. Threshold Amount. The Plan Proponent’s most current estimate of the Threshold Amount1 of Claims is [ ].
          4. Disclosure Statement Notice Record Date. The Disclosure Statement Notice Record Date is 5:00 p.m., New York Time, on [insert date that is ten business days prior to the date set for the hearing on the Disclosure Statement].
          5. Obligation of Beneficial Claimholders. Each Beneficial Claimholder who holds more than the Threshold Amount of Claims as of the Disclosure Statement Notice Record Date must, in order to comply with the Final Trading Order, e-mail and fax to counsel to the Plan Proponent, counsel to the Debtors (if not the Plan Proponent) and counsel to the Creditors1 Committee a report in the form attached hereto as Annex 1 (the “Initial Holdings Report”) identifying (a) the nature and amount of Claims held by such Beneficial Holder as of the Disclosure Statement Notice Record Date and (b) the Protected Amount of Claims that is in excess of the Threshold Amount of Claims.2
          6. Deadline for Serving Initial Holdings Report. The Initial Holdings Report shall be served in accordance with the preceding sentence to the e-mail addresses and fax numbers identified on the attached Annex 1 no later than 5:00 p.m., New York Time, on [date that is three business days prior to the first date set by the Court for the hearing to consider the Disclosure Statement].

Dated: New York, New York	BY ORDER OF THE COURT
, 2006
[Plan Proponent]

[1]	The term “Threshold Amount” is defined in the Final Trading Order as: “amount of Claims that are projected by the Plan Proponent, in consultation with the Debtors (if not the Plan Proponent) and the Creditors’ Committee, to entitle the Beneficial Claimholder thereof to become the Beneficial Claimholder of the Applicable Percentage of Affected Securities.”

[2]	The term “Protected Amount” is defined in the Final Trading Order as: “the amount of Claims of which a Beneficial Claimholder had Beneficial Ownership on the Petition Date, increased by the amount of Claims of which such Beneficial Claimholder acquires Beneficial Ownership pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date minus the amount of Claims that such Beneficial Claimholder sells pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date.”

ANNEX 1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

INITIAL HOLDINGS REPORT
     This Initial Holdings Report is being submitted as required by the Final Order Establishing Procedures for Trading in Claims and Equity Securities (Docket No. [ ]) (the “Final Trading Order”). Unless otherwise defined in this Report, capitalized terms and phrases used herein have the meanings given to them in the Final Trading Order.
     1. As of the Disclosure Statement Notice Record Date, the undersigned is the Beneficial Owner of the following Claims:

Nature of Claim(s) (e.g., trade claim, rejection damage claim, bond claim,	Dollar Amount of
indemnity claim, etc.)	Claim(s)

Total

     2. As of the Petition Date, the undersigned’s Protected Amount of Claims in excess of the Threshold Amount of Claims was $                    .
     3. In accordance with the Final Trading Order, a copy of this Initial Holdings Report was served by the undersigned by fax and e-mail on:
a.	Counsel for the Debtors:

Corinne Ball, Esq. JONES DAY 222 East 41st Street New York, New York 10017 Facsimile: (212) 755-7306 E-mail: cball@jonesday.com

Heather Lennox, Esq. JONES DAY North Point 901 Lakeside Avenue Cleveland, Ohio 44114 Facsimile: (216) 579-0212 E-mail: hlennox@jonesday.com

b.	Counsel for the Official Committee of Unsecured Creditors

Thomas Moers Mayer, Esq.
Matthew Williams, Esq.
Douglas H. Mannal, Esq.
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, New York 10035
Facsimile: (212) 715-8000
E-mail: tmayer@kramerlevin.com
             mjwilliams@kramerlevin.com
dmannal@kramerlevin.com

c.	[Counsel for the Plan Proponent if not the Debtors]

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT B

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

INITIAL HOLDINGS REPORT
     This Initial Holdings Report is being submitted as required by the Final Order Establishing Procedures for Trading in Claims and Equity Securities (Docket No. [ ]) (the “Final Trading Order”). Unless otherwise defined in this Report, capitalized terms and phrases used herein have the meanings given to them in the Final Trading Order.
     1. As of the Disclosure Statement Notice Record Date, the undersigned is the Beneficial Owner of the following Claims:

Nature of Claim(s) (e.g., trade claim, rejection damage claim, bond claim,	Dollar Amount of
indemnity claim, etc.)	Claim(s)

Total

     2. As of the Petition Date, the undersigned’s Protected Amount of Claims in excess of the Threshold Amount of Claims was $                    .
     3. In accordance with the Final Trading Order, a copy of this Initial Holdings Report was served by the undersigned by fax and e-mail on:
a.	Counsel for the Debtors:

Corinne Ball, Esq. JONES DAY 222 East 41st Street New York, New York 10017 Facsimile: (212) 755-7306 E-mail: cball@jonesday.com

Heather Lennox, Esq. JONES DAY North Point 901 Lakeside Avenue Cleveland, Ohio 44114 Facsimile: (216) 579-0212 E-mail: hlennox@jonesday.com

b.	Counsel for the Official Committee of Unsecured Creditors

Thomas Moers Mayer, Esq.
Matthew Williams, Esq.
Douglas H. Mannal, Esq.
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, New York 10035
Facsimile: (212) 715-8000
E-mail: tmayer@kramerlevin.com
             mjwilliams@kramerlevin.com
dmannal@kramerlevin.com

c.	[Counsel for the Plan Proponent if not the Debtors]

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT C

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF (A) CLAIMHOLDER ACCEPTANCE OF 382(l)(5)
PLAN OF REORGANIZATION, (B) THRESHOLD AMOUNT,
(C) PRE-CONFIRMATION NOTICE RECORD DATE AND
(D) OBLIGATIONS OF BENEFICIAL CLAIMHOLDERS
     PLEASE TAKE NOTICE OF THE FOLLOWING:
          1. Entry of Final Order Establishing Procedures for Trading in Claims and Equity Securities. On August ___, 2006, the United States Bankruptcy Court for the Southern District of New York entered the Final Order Establishing Procedures for Trading in Claims and Equity Securities (Docket No. [ ]) (the “Final Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Final Trading Order. A copy of the Final Trading Order is available at http://www.dana.bmcgroup.com.
          2. Notice of Claimholder Acceptance of 382(l)(5) Plan of Reorganization. On [Date], [name of plan proponent] (the “Plan Proponent”) filed a disclosure statement (Docket No. [ ]) (the “Disclosure Statement”) with respect to the [caption of plan] (Docket No. [ ]) (the “Plan”). The Disclosure Statement [(as amended)] was approved by an order of the Court dated [ ] (Docket No. [ ]). The Plan Proponent has solicited votes on the Plan from holders of Claims against the Debtors. Class [ ], the largest class of unsecured Claims that includes Unsecured Notes that will receive equity of the reorganized Debtors under the Plan in accordance with section 1126(c) of the Bankruptcy Code, voted to accept the Plan as set forth below:

Accepting		Rejecting
No.	Amount Held	No.	Amount Held
Holders		Holders

          3. Threshold Amount. The Plan Proponent’s current estimate of the Threshold Amount1 of Claims is [ ].
          4. Pre-Confirmation Notice Record Date. The Pre-Confirmation Notice Record Date is 5:00 p.m., New York Time, on [the service date, which shall not be less than ten days prior to the first date set by the Court for the commencement of the Confirmation Hearing].
          5. Obligation of Beneficial Claimholders. Each Beneficial Claimholder who holds more than the Threshold Amount of Claims as of the Pre-Confirmation Notice Record Date (each, a “Substantial Claimholder”) must, in order to comply with the Final Trading Order, e-mail and fax to counsel to the Plan Proponent, counsel to the Debtors (if not the Plan Proponent) and counsel to the Creditors’ Committee a report in the form attached hereto as Annex 1 (the “Final Holdings Report”) identifying the nature and amount of Claims held by such Beneficial Holder as of the Pre-Confirmation Notice Record Date. To the extent any Substantial Claimholder did not file an Initial Holdings Report (as defined in the Final Trading Order), such Substantial Claimholder must also complete paragraph 2 of the Final Holdings Report identifying the Protected Amount of Claims that is in excess of the Threshold Amount of Claims.2
          6. Deadline for Serving Final Holdings Report. The Final Holdings Report shall be served in accordance with the preceding sentence to the e-mail addresses and fax numbers identified on the attached Annex 1 no later than 5:00 p.m., New York Time, on [date that is two days prior to the first date set by the Court for the commencement of the Confirmation Hearing].

Dated: New York, New York	BY ORDER OF THE COURT
, 2006

[1]	The term “Threshold Amount” is defined in the Final Trading Order as: “amount of Claims that are projected by the Plan Proponent, in consultation with the Debtors (if not the Plan Proponent) and the Creditors’ Committee, to entitle the Beneficial Claimholder thereof to become the Beneficial Claimholder of the Applicable Percentage of Affected Securities.”

[2]	The term “Protected Amount” is defined in the Final Trading Order as: “the amount of Claims of which a Beneficial Claimholder had Beneficial Ownership on the Petition Date, increased by the amount of Claims of which such Beneficial Claimholder acquires Beneficial Ownership pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date minus the amount of Claims that such Beneficial Claimholder sells pursuant to trades entered into before the Petition Date that had not yet closed as of the Petition Date.”

ANNEX 1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

FINAL HOLDINGS REPORT
     This Final Holdings Report is being submitted as required by the Final Order Establishing Procedures for Trading in Claims and Equity Securities (Docket No. [                    ]) (the “Final Trading Order”). Unless otherwise defined in this Report, capitalized terms and phrases used herein have the meanings given to them in the Final Trading Order.
     1. As of the Pre-Confirmation Notice Record Date, the undersigned is the Beneficial Owner of the following Claims:

Nature of Claim(s) (e.g., trade claim, rejection damage claim, bond claim,	Dollar Amount of
indemnity claim, etc.)	Claim(s)

Total

     2. As of the Petition Date, the undersigned’s Protected Amount of Claims in excess of the Threshold Amount of Claims was $                    .
     3. In accordance with the Final Trading Order, a copy of this Final Holdings Report was served by the undersigned by e-mail and fax on:
a.	Counsel for the Debtors:

Corinne Ball, Esq. JONES DAY 222 East 41st Street New York, New York 10017 Facsimile: (212) 755-7306 E-mail: cball@jonesday.com

Heather Lennox, Esq. JONES DAY North Point 901 Lakeside Avenue Cleveland, Ohio 44114 Facsimile: (216) 579-0212 E-mail: hlennox@jonesday.com

b.	Counsel for the Official Committee of Unsecured Creditors

Thomas Moers Mayer, Esq.
Matthew Williams, Esq.
Douglas H. Mannal, Esq.
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, New York 10035
Facsimile: (212) 715-8000
E-mail: tmayer@kramerlevin.com
             mjwilliams@kramerlevin.com
             dmannal@kramerlevin.com

c.	[Counsel for the Plan Proponent if not the Debtors]

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT D

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

FINAL HOLDINGS REPORT
     This Final Holdings Report is being submitted as required by the Final Order Establishing Procedures for Trading in Claims and Equity Securities (Docket No. [                    ]) (the “Final Trading Order”). Unless otherwise defined in this Report, capitalized terms and phrases used herein have the meanings given to them in the Final Trading Order.
     1. As of the Pre-Confirmation Notice Record Date, the undersigned is the Beneficial Owner of the following Claims:

Nature of Claim(s) (e.g., trade claim, rejection damage claim, bond claim,
indemnity claim, etc.)	Dollar Amount of Claims

Total

     2. As of the Petition Date, the undersigned’s Protected Amount of Claims in excess of the Threshold Amount of Claims was $                    .
     3. In accordance with the Final Trading Order, a copy of this Final Holdings Report was served by the undersigned on:
a.	Counsel for the Debtors:

Corinne Ball, Esq. JONES DAY 222 East 41st Street New York, New York 10017 Facsimile: (212) 755-7306 E-mail: cball@jonesday.com

Heather Lennox, Esq. JONES DAY North Point 901 Lakeside Avenue Cleveland, Ohio 44114 Facsimile: (216) 579-0212 E-mail: hlennox@jonesday.com

b.	Counsel for the Official Committee of Unsecured Creditors

Thomas Moers Mayer, Esq.
Matthew Williams, Esq.
Douglas H. Mannal, Esq.
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, New York 10035
Facsimile: (212) 715-8000
E-mail: tmayer@kramerlevin.com
             mjwilliams@kramerlevin.com
dmannal@kramerlevin.com

c. [Counsel for the Plan Proponent if not the Debtors]

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT E

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

NOTICE OF (A) CONFIRMATION OF 382(l)(5) PLAN OF
REORGANIZATION, (B) MAXIMUM AMOUNT AND
(C) OBLIGATIONS OF SUBSTANTIAL CLAIMHOLDERS
     PLEASE TAKE NOTICE OF THE FOLLOWING:
          1. Entry of Final Order Establishing Procedures for Trading in Claims and Equity Securities. On August    , 2006, the United States Bankruptcy Court for the Southern District of New York entered the Final Order Establishing Procedures for Trading in Claims and Equity Securities (Docket No. [   ]) (the “Final Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Final Trading Order. A copy of the Final Trading Order is available at http://www.dana.bmcgroup.com.
          2. Notice of Claimholder Acceptance of 382(l)(5) Plan of Reorganization. On [Date], [name of plan proponent] (the “Plan Proponent”) filed a disclosure statement (Docket No. [ ]) (the “Disclosure Statement”) with respect to the [caption of plan] (Docket No. [   ]) (the “Plan”). The Disclosure Statement [(as amended)] was approved by an order of the Court dated [                    ] (Docket No. [   ]). The Plan Proponent has solicited votes on the Plan from holders of Claims against the Debtors. Class [   ], the largest class of unsecured Claims that includes Unsecured Notes that will receive equity of the reorganized Debtors under the Plan, voted to accept the Plan in accordance with section 1126(c) of the Bankruptcy Code, as set forth below:

Accepting		Rejecting
No.	Amount Held	No.	Amount Held
Holders		Holders

          3. Notice of Confirmation of 382(l)(5) Plan of Reorganization. On [Date], the United States Bankruptcy Court for the Southern District of New York confirmed the Plan. The Plan is a 382(l)(5) Plan as defined in the Final Trading Order.
          4. Maximum Amount of Claims that May Be Held by a Substantial Claimholder. In accordance with paragraph 4 of the Final Trading Order, the Plan Proponent has calculated the Maximum Amount of Claims that may be held by [name of Substantial Claimholder], as of the Effective Date of the 382(l)(5) Plan, to be $[ ]. Such Amount was determined as follows:
               [Insert Calculation]
          5. Sell Down Amount. The total amount of Claims that all Substantial Claimholders must sell (to parties other than Substantial Claimholders or parties that would become Substantial Claimholders by reason of such sales to them) to effectuate the 382(l)(5) Plan is $[ ].
               [Insert Calculation]
          6. Objection to Maximum Amount or Sell Down Amount. A Substantial Claimholder who has complied with the notice procedures contained in paragraph 3 of the Final Trading Order may, no later than 10 calendar days from service of this Sell-Down Notice, object to the manner in which the Maximum Amount or the Sell-Down Amount specified in this Sell-Down Notice were calculated or on the grounds that this Sell-Down Notice contains a mathematical error that would result in requiring the Substantial Claimholder to reduce its ownership below the Maximum Amount or the Protected Amount for such Substantial Claimholder. Any such objection must be e-mailed or faxed to counsel to the Debtors, counsel to the Plan Proponent (if not the Debtors) and counsel to the Creditors’ Committee at the e-mail addresses and fax numbers identified on the attached Annex 1. In connection with any such objection, the Substantial Claimholder shall disclose its holdings to counsel to the Debtors, counsel to the Plan Proponent (if not the Debtors) and counsel to the Creditors’ Committee as of the time of the filing of the objection and as of the time of any hearing on such objection. The Plan Proponent may serve a new Sell-Down Notice by overnight delivery service within the United States correcting such errors; any Substantial Claimholder required to sell additional Claims as a result of such correction shall have 20 calendar days from service of any new Sell-Down Notice to effect the additional Sell-Down.
          7. Obligations of Substantial Claimholders. As ordered and directed in the Final Trading Order, prior to the Effective Date, each Substantial Claimholder shall sell an amount of Claims equal to its share of the Sell-Down Amount or such other amount necessary so that no Substantial Claimholder shall, as of the Effective Date, hold Claims in excess of the Maximum Amount for such claimholder (the “Sell-Down”). Each Substantial Claimholder shall sell or otherwise transfer its Claims subject to the Sell-Down to unrelated persons or entities; provided further that the Substantial Claimholder shall not have a reasonable basis to believe (with no duty of inquiry on the Substantial Claimholder’s part) that such persons or entities , would own, immediately after the contemplated consummation of such transfer, an amount of Claims in excess of the Maximum Amount for such claimholder.
          8. Notice of Compliance. A Substantial Claimholder subject to the Sell-Down shall, before the Effective Date and as a condition to receiving Affected Securities, e-mail and fax to counsel to the Plan Proponent and counsel to the Debtors (if not the Plan Proponent), at the e-mail address and fax number identified on the attached Annex 1, a written statement in the form attached hereto as Annex 1 that such Substantial Claimholder has complied with the terms and conditions set forth in this Notice and Paragraph 4 of the Final Trading Order and that such Substantial Claimholder does not hold Claims, as of the Effective Date, in an amount in excess of the Maximum Amount.

Dated:	New York, New York	BY ORDER OF THE COURT
___, 2006

[Plan Proponent]

ANNEX 1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

Notice of Compliance
     This Notice of Compliance is being submitted as required by the Final Order Establishing Procedures for Trading in Claims and Equity Securities (Docket No. [ ]) (the “Final Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Final Trading Order.
     1. The undersigned has complied in full with the Sell-Down Procedures set forth in paragraph 4 of the Final Trading Order and does not hold Claims, as of the Effective Date, in an amount in excess of $                    , the Maximum Amount.
     2. In accordance with the Final Trading Order, the undersigned served a copy of this Notice on [counsel for the Plan Proponent and counsel for the Debtors (if not the Plan Proponent)] at the e-mail address(es) or fax number(s) identified below.
     3. Service Information.
a.	Counsel for the Debtors:

Corinne Ball, Esq. JONES DAY 222 East 41st Street New York, New York 10017 Facsimile: (212) 755-7306 E-mail: cball@jonesday.com

Heather Lennox, Esq. JONES DAY North Point 901 Lakeside Avenue

Cleveland, Ohio 44114 Facsimile: (216) 579-0212 E-mail: hlennox@jonesday.com

b.	Counsel for the Official Committee of Unsecured Creditors

Thomas Moers Mayer, Esq.
Matthew Williams, Esq.
Douglas H. Mannal, Esq.
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, New York 10035
Facsimile: (212) 715-8000
E-mail: tmayer@kramerlevin.com
             mjwilliams@kramerlevin.com
dmannal@kramerlevin.com

c.	[Counsel for the Plan Proponent if not the Debtors]

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT F

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
:
In re	:	Chapter 11
:
Dana Corporation, et al.,	:	Case No. 06-10354 (BRL)
:
Debtors.	:	(Jointly Administered)
:
x

Notice of Compliance
     This Notice of Compliance is being submitted as required by the Final Order Establishing Procedures for Trading in Claims and Equity Securities (Docket No. [ ]) (the “Final Trading Order”). Unless otherwise defined in this Notice, capitalized terms and phrases used herein have the meanings given to them in the Final Trading Order.
     1. The undersigned has complied in full with the Sell-Down Procedures set forth in paragraph 4 of the Final Trading Order and does not hold Claims, as of the Effective Date, in an amount in excess of $                    , the Maximum Amount.
     2. In accordance with the Final Trading Order, the undersigned served a copy of this Notice on [counsel for the Plan Proponent and counsel for the Debtors (if not the Plan Proponent)] at the e-mail address(es) or fax number(s) identified below.
     3. Service Information.
a.	Counsel for the Debtors:

Corinne Ball, Esq. JONES DAY 222 East 41st Street New York, New York 10017 Facsimile: (212) 755-7306 E-mail: cball@jonesday.com

Heather Lennox, Esq. JONES DAY North Point 901 Lakeside Avenue

Cleveland, Ohio 44114 Facsimile: (216) 579-0212 E-mail: hlennox@jonesday.com

b.	Counsel for the Official Committee of Unsecured Creditors

Thomas Moers Mayer, Esq.
Matthew Williams, Esq.
Douglas H. Mannal, Esq.
KRAMER LEVIN NAFTALIS & FRANKEL LLP
1177 Avenue of the Americas
New York, New York 10035
Facsimile: (212) 715-8000
E-mail: tmayer@kramerlevin.com
             mjwilliams@kramerlevin.com
dmannal@kramerlevin.com

c.	[Counsel for the Plan Proponent if not the Debtors]

Name

Social Security or Federal Tax I.D. No. (optional)

Signature

If by Authorized Agent, Name and Title

Street Address

City, State, Zip Code

Telephone Number

Date

EXHIBIT G

Modifications to the Equity Notice and Trading Procedures
     The Trading Procedures for Dana’s equity securities as set forth in the Interim Order Establishing Notice and Hearing Procedures for Trading in Claims and Equity Securities, entered on March 6, 2006 (D.I. 91) (the “Interim Order”) are modified as set forth below. Capitalized terms used in this Exhibit G and not otherwise defined in this Exhibit G have the meanings given to them in the Interim Order.
1.	Definition of “Substantial Equityholder.” The definition of “Substantial Equityholder” set forth in paragraph 3(a)(i)(A) of the Interim Order shall be modified and replaced with the following:
a “Substantial Equityholder” is any person or entity that beneficially owns at least 7,224,199 shares (representing approximately 4.75% of the 152,088,404 issued and outstanding shares) of the common stock of Dana.
2.	Definition of “beneficial ownership.” The definition of “beneficial ownership” set forth in paragraph 3(a)(1)(B) of the Interim Order shall be modified and replaced with the following:
“beneficial ownership” of equity securities shall be determined in accordance with applicable rules under section 382 of the IRC and regulations promulgated thereunder and, to the extent provided therein, shall include direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder’s family members and persons acting in concert with such holder to make a coordinated acquisition of stock and ownership of shares that such holder has an option to acquire; provided, however, that, with respect to any person or entity (a “Holder”), beneficial ownership of Dana’s common stock shall not include any such stock that is owned by an entity in which the Holder owns an interest (a “Related Party”) if the Holder establishes that (I) the Holder does not hold a greater than 50% interest in, or otherwise exercise control over, the Related Party; (II) the investment decisions of the Related Party are not based upon the investment decisions of the Holder; (III) there is not, and has not been, a coordinated acquisition of such stock through a formal or informal understanding between or among the Holder and the Related Party; and (IV) the Related Party has not filed a Form 13G or a Form 13D with the Securities and Exchange Commission with respect to the ownership of such stock.
3.	Objection Procedures. The Objection Procedures set forth in paragraph 3(a)(v) of the Interim Order shall be modified and replaced with the following:
The Debtors shall have 15 days after receipt of a Stock Accumulation Notice or Stock Disposition Notice (each, a “Transfer Notice”) to file with the Court and serve on the party filing the Transfer Notice an objection to the proposed transfer (a “Transfer Objection”) on the grounds that such transfer may adversely affect the Debtors’ ability to utilize their NOLs or other tax attributes. If the Debtors file a Transfer Objection, the proposed transaction will not be effective unless approved by a final and nonappealable order of this Court. A hearing on any Transfer Objection shall be conducted by the Bankruptcy Court at the next regularly scheduled omnibus hearing in the Debtors’ chapter 11 cases that is at least 15 days after the Debtors file the Transfer Objection or at such other hearing that is no later than 30 days after the Debtors file the Transfer Objection. If the Debtors do not timely object to a Transfer Notice or obtain a timely hearing thereon, the transaction may proceed solely as set forth in the Transfer Notice. Further transactions within the scope of this paragraph must comply with the same noticing and objection procedures. The Debtors shall use reasonable efforts to analyze any Transfer Notice as soon as reasonably practicable, and in the event the Debtors determine not to object prior to the expiration of the 15-day period, the Debtors shall promptly notify the party filing the Transfer Notice and authorize such party to proceed with the proposed transfer solely as set forth in the Transfer Notice without further delay.
4.	Right to Serve Notices in Lieu of Filing. In lieu of filing any Notice of Substantial Equityholder Status, Stock Accumulation Notice or Stock Disposition Notice with the Court, a Substantial Equityholder may serve such notices, by email or facsimile, upon counsel to the Debtors, counsel to the Official Committee of Equity Security Holders and counsel to the Official Committee of Unsecured Creditors, provided that the Substantial Equityholder completes service within the applicable timeframe for filing such notices established in the Interim Order. Any Notice of Substantial Equityholder Status, Stock Accumulation Notice or Stock Disposition Notice served upon the counsel to the Debtors, counsel to the Official Committee of Equity Security Holders and counsel to the Official Committee of Unsecured Creditors, and the information contained therein, shall be maintained strictly confidential and shall not be shared with any party other than the

Debtors and their counsel and financial or tax advisors, the Creditors’ Committee’s legal and financial advisors and the Equity Committee’s legal and financial advisors. In addition, in lieu of identifying the specific transaction dates in any Notice of Substantial Equityholder Status, a Substantial Equityholder may identify the 45-day period during which the transactions at issue occurred.